UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2022 (November 10, 2022)

Armada Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Delaware	001-40742	85-3810850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Address of principal executive offices)

(215) 543-6886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACI U	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACI W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Armada Acquisition Corp. I, a Delaware corporation (“Armada”), previously announced that it entered into a business combination agreement, dated as of December 17, 2021 (the “Original Date”), with Rezolve Limited, a private limited company registered under the laws of England and Wales (“Rezolve”), Rezolve Group Limited, a Cayman Islands exempted company (“Cayman NewCo”), and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”) (such business combination agreement, the “Original Business Combination Agreement”).

On November 10, 2022 (the “Amendment Date”), Armada and Rezolve entered into a First Amendment to the Business Combination Agreement (the “Amendment,” and together with the Original Business Combination Agreement, the “Business Combination Agreement” and the business combination contemplated thereby, the “Business Combination”), to among other things, extend the date on which either party to the Business Combination Agreement had the right to terminate the Business Combination Agreement if the Business Combination had not been completed by such date, and change the structure of the Business Combination such that Cayman NewCo is no longer a party to the Business Combination Agreement or the Business Combination.

This Current Report on Form 8-K (this “Form 8-K”) provides a summary of the Amendment in connection with the Business Combination. The description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed as Exhibit 2.2 hereto and is incorporated by reference herein. Except as modified by the Amendment, the other material terms of the Business Combination Agreement will remain the same as those contained in the Original Business Combination Agreement.

Amendment

The below descriptions of the Amendment and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the Amendment, a copy of which is filed with this Form 8-K as Exhibit 2.2, and the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Original Business Combination Agreement. The Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Armada, Rezolve or Rezolve Merger Sub. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of the date of the Original Date or other specified date, were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about Armada, Rezolve, or Rezolve Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that Armada or Rezolve makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (“SEC”). In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Armada’s or Rezolve’s public disclosures.

The Amendment

Except as specifically set forth in the Amendment, all other terms and provisions of the Original Business Combination Agreement remain unaffected and continue in full force and effect. Below is a summary of the key amendments:

Structure of the Business Combination

The Amendment amends the Business Combination Agreement so that Rezolve is substituted for Cayman Newco as applicable. As a result of this amendment, Cayman Newco is no longer a party to the Business Combination Agreement or the Business Combination, and Rezolve will be the listed entity upon the Closing. As necessary, Armada and Rezolve have agreed to make any amendments to the Ancillary Documents as are necessary or appropriate to effect the substitution of Rezolve for Cayman Newco in the Business Combination.

Termination

The Original Business Combination Agreement allows the parties to terminate such agreement if certain conditions described therein are satisfied. One such condition allowed either Armada or Rezolve to terminate the Business Combination Agreement if the Business Combination is not consummated by August 31, 2022 (the “Termination Date”). The Amendment extended the Termination Date to the later of (i) January 31, 2023 or (ii) fifteen (15) days prior to the last date on which Armada may consummate a Business Combination, as defined in and pursuant to the Second Amended and Restated Certificate of Incorporation of Armada, as approved or extended by the stockholders of Armada from time to time. This right to terminate is not available to any party if such party’s breach of the Business Combination Agreement has primarily caused the failure to consummate the Business Combination on or before the Termination Date.

The Original Business Combination Agreement allows either Armada or Rezolve to terminate the Business Combination Agreement in the event the Aggregate Transaction Proceeds provided or committed to be provided are not more than fifty million dollars ($50,000,000). The Amendment deleted this provision in its entirety.

Incentive Plan

Under the Amendment, Armada and Rezolve agreed and acknowledged that following June 30, 2023, the Board has the right to increase the number of Company Shares under the Company Incentive Plan by up to 5% per annum for each calendar year commencing in and including 2023, subject to appropriate shareholder approval as required by applicable law or the NASDAQ rules and regulations.

Articles of Association

Pursuant to the Amendment, Armada and Rezolve agreed upon the form of the articles of association of Rezolve to be adopted and become effective upon Closing of the Business Combination.

There are no assurances that the Business Combination will close, the consummation of which remains subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, a registration statement of Rezolve becoming effective and approval of the Business Combination by the shareholders of Armada and Rezolve.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Business Combination Agreement, which is attached as Exhibit 2.2 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 11, 2022, Armada issued a press release announcing the Amendment. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of Armada under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information About the Proposed Transaction and Where to Find It

This Form 8-K relates to a proposed business combination transaction among Armada, Rezolve, and Rezolve Merger Sub. A full description of the terms of the transaction will be provided in a registration statement on Form F-4 that Rezolve intends to file with the SEC that will include a prospectus of Rezolve with respect to the securities to be issued in connection with the proposed business combination and a proxy statement of Armada with respect to the solicitation of proxies for the special meeting of stockholders of Armada to vote on the proposed business combination. Armada urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Armada, Rezolve, Rezolve Merger Sub and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Armada as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Registration Statement on Form F-4, including the proxy statement/prospectus included therein, and other documents filed with the SEC without charge, by directing a request to: Armada Acquisition Corp. I, 1760 Market Street, Suite 612, Philadelphia, PA 19103 USA; (215) 543-6886. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the proposed Business Combination, including the structure of the transaction. These forward looking statements are subject to a number of risks and uncertainties, including, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Armada, Rezolve or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Armada or Rezolve, to receive regulatory approvals or to satisfy other conditions to closing; (4) the ability to meet stock exchange listing standards following the consummation of proposed Business Combination; (5) the risk that the proposed Business Combination disrupts current plans and operations of Armada or Rezolve as a result of the announcement and consummation of the proposed Business Combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (9) the possibility that Armada, Rezolve or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on Rezolve’s business and/or the ability of the parties to complete the proposed business combination; (11) the ability of existing investors to redeem and the level of redemptions, the ability to complete the business combination due to the failure to obtain approval from Armada’s stockholders, including those to be included under the header “Risk Factors” in the registration statement on Form F-4 to be filed by Rezolve with the SEC and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus of Armada related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Form 8-K represent our views as of the date of this Form 8-K. We anticipate that subsequent events and developments will cause our views to change. We have no intention to update the forward-looking statements herein, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Form 8-K.

No Offer or Solicitation

This Form 8-K is for informational purposes only and does not constitute an offer or a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to Armada or Rezolve, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Armada, and Rezolve, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Armada’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of Armada is set forth in Armada’s final prospectus relating to its initial public offering, dated August 12, 2021, which was filed with the SEC on August 16, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Information about the directors and executive officers of Rezolve and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the proposed business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Armada’s stockholders in connection with the proposed business combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Business Combination Agreement, dated as of December 17, 2021, by and among Armada Acquisition Corp. I, Rezolve Merger Sub, Inc. and Rezolve Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-40742) filed with the U.S. Securities and Exchange Commission on December 17, 2021).

2.2	First Amendment to Business Combination Agreement, dated as of November 10, 2022, by and between Armada Acquisition Corp. I and Rezolve Limited.

99.1	Press release, date November 11, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Chief Executive Officer and Chairman